UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 1, 2013

American Superconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-19672	04-2959321
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

64 Jackson Road Devens, Massachusetts	01434
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 842-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 1, 2013, American Superconductor Corporation (the “Company”) issued a press release to, among other things, update its guidance for the fiscal quarter ended March 31, 2013. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 2.02 of this Current Report on Form 8-K.

The information in this Item 2.02 (including Exhibit 99.1 and incorporated by reference into this Item 2.02) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On April 1, 2013, the Company issued a press release to, among other things, update its guidance for the fiscal quarter ended March 31, 2013. The press release included the following statements:

•

The Company now expects that its revenues will be between $19 million and $20 million for the fourth quarter of fiscal 2012. The Company’s previous guidance for the fourth fiscal quarter was for revenue of at least $18 million.

•

The Company now expects to report cash, cash equivalents and restricted cash of between $49 million and $50 million as of March 31, 2013. The Company’s previous guidance for the fourth fiscal quarter was for cash, cash equivalents and restricted cash of more than $48 million.

•

The Company believes that it will achieve positive net cash flows on a quarterly basis by the end of its fiscal year 2014. The Company believes that annualized revenues in the range of $180 million to $190 million will be needed in order to achieve this target.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release, dated April 1, 2013 (furnished, not “filed,” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended).

Forward-Looking Statements

Any statements in this current report about future expectations, plans and prospects for the Company, including without limitation the Company’s expectations regarding the Company’s future revenue and cash balance, the Company’s belief regarding the amount of annualized revenue necessary to achieve positive net cash flows on a quarterly basis, the Company’s belief that working with the Company’s Windtec Solution partners to achieve their growth objectives will grow the Company’s business, the Company’s expectation regarding the Company’s ability to expand the Company’s geographic footprint in the Company’s Grid business segment, the Company’s belief that the Company will achieve positive cash flow on a quarterly basis by the end of fiscal year 2014 and other statements containing the words “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements represent management’s current expectations and are inherently uncertain. There are a number of important factors that could materially impact the value of the Company’s common stock or cause actual results to differ materially from those indicated by such forward-looking statements. Such factors include: the Company’s success in addressing the wind energy market is dependent on the manufacturers that license the Company designs; the Company may not realize all of the sales expected from the Company’s backlog of orders and contracts; the Company’s business and operations would be adversely impacted in the event of a failure or security breach of the Company’s information technology infrastructure; the Company’s success is dependent upon attracting and retaining qualified personnel and the Company’s inability to do so could significantly damage the Company’s business and prospects; the Company rely upon third-party suppliers for the components and subassemblies of many of the Company’s Wind and Grid products, making us vulnerable to supply shortages and price fluctuations, which could harm the Company’s business; many of the Company’s revenue opportunities are dependent upon subcontractors and other business collaborators; if the Company fails to implement the Company’s business strategy successfully, the Company’s financial performance could be harmed; problems with product quality or product performance may cause us to incur warranty expenses and may damage the Company’s market reputation and prevent us from achieving increased sales and market share; the Company’s contracts with the U.S. government are subject to audit, modification or termination by the U.S. government and include certain other provisions in favor of the government—the continued funding of such contracts remains subject to annual congressional appropriation which, if not approved, could reduce the Company’s revenue and lower or eliminate the Company’s profit; the Company may acquire additional complementary businesses or technologies, which may require us to incur substantial costs for which the Company may never realize the anticipated benefits; many of the Company’s customers outside of the United States are, either directly or indirectly, related to governmental entities, and the Company could be adversely affected by violations of the United States Foreign Corrupt Practices Act and similar worldwide anti-bribery laws outside the United States; the Company has limited experience in marketing and selling the Company’s superconductor products and system-level solutions, and the Company’s failure to effectively market and sell the Company’s products and solutions could lower the Company’s revenue and cash flow; the Company has a history of operating losses, and the Company may incur additional losses in the future; the Company’s operating results may fluctuate significantly from quarter to quarter and may fall below expectations in any particular fiscal quarter; the Company may require additional funding in the future and may be unable to raise capital when needed; the Company’s new debt obligations include certain covenants and other events of default—should the Company not comply with the covenants or incur an event of default, the Company may be required to repay the Company’s debt obligations in cash, which could have an adverse effect on the Company’s liquidity; the Company has recorded a liability for adverse purchase commitments with certain of the Company’s vendors—should the Company be required to settle these liabilities in cash, the Company’s liquidity could be adversely affected; if the Company fails to maintain proper and effective internal controls over financial reporting, the Company’s ability to produce accurate and timely financial statements could be impaired and may lead investors and other users to lose confidence in the Company’s financial data; the Company may be required to issue performance bonds or provide letters of credit, which restricts the Company’s ability to access any cash used as collateral for the bonds or letters of credit; changes in exchange rates could adversely affect the Company’s results from operations; growth of the wind energy market depends largely on the availability and size of government subsidies and economic incentives; the Company depends on sales to customers in China, and global conditions could negatively affect the Company’s operating results or limit the Company’s ability to expand the Company’s operations outside of China; changes in China’s political, social, regulatory and economic environment may affect the Company’s financial performance; the Company’s products face intense competition, which could limit the Company’s ability to acquire or retain customers; the Company’s international operations are subject to risks that the Company does not face in the United States, which could have an adverse effect on the Company’s operating results; adverse changes in domestic and global economic conditions could adversely affect the Company’s operating results; the Company may be unable to adequately prevent disclosure of trade secrets and other proprietary information; the Company’s patents may not provide meaningful protection for the Company’s technology, which could result in us losing some or all of the Company’s market position; the commercial uses of superconductor products are limited today, and a widespread commercial market for the Company’s products may not develop; there are a number of technological challenges that must be successfully addressed before the Company’s superconductor products can gain widespread commercial acceptance, and the Company’s inability to address such technological challenges could adversely affect the Company’s ability to acquire customers for the Company’s products; the Company has not manufactured the Company’s Amperium wire in commercial quantities, and a failure to manufacture the Company’s Amperium wire in commercial quantities at acceptable cost and quality levels would substantially limit the Company’s future revenue and profit potential; third parties have or may acquire patents that cover the materials, processes and technologies the Company uses or may use in the future to manufacture the Company’s Amperium products, and the Company’s success depends on the Company’s ability to license such patents or other proprietary rights; the Company’s technology and products could infringe intellectual property rights of others, which may require costly litigation and, if the Company is not successful, could cause us to pay substantial damages and disrupt the Company’s business; the Company has filed a demand for arbitration and other lawsuits against the Company’s former largest customer, Sinovel, regarding amounts the Company contends are overdue—the Company cannot be certain as to the outcome of these proceedings; the Company has been named as a party to purported stockholder class actions and stockholder derivative complaints, and the Company may be named in additional litigation, all of which will require significant management time and attention, result in significant legal expenses and may result in an unfavorable outcome, which could have a material adverse effect on the Company’s business, operating results and financial condition; the Company’s 7% convertible note contains warrants and provisions that could limit the Company’s ability to repay the note in shares of common stock and should the note be repaid in stock, shareholders could experience significant dilution; the Company’s common stock has experienced, and may continue to experience, significant market price and volume fluctuations, which may prevent the Company’s stockholders from selling the Company’s common stock at a profit and could lead to costly litigation against us that could divert the Company’s management’s attention. Reference is made to many of these factors and others in the “Risk Factors” section of the Company’s most recent quarterly or annual report filed with the Securities and Exchange Commission. In addition, any forward-looking statements included in this current report represent the Company’s expectations as of the date of this current report. While the Company anticipates that subsequent events and developments may cause the Company’s views to change, the Company specifically disclaims any obligation to update these forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this current report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SUPERCONDUCTOR CORPORATION

Date: April 1, 2013	By:	/s/ David A. Henry
David A. Henry Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 1, 2013 (furnished, not “filed,” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended).

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